UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	☐

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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

ALTC ACQUISITION CORP.

(Name of Registrant as Specified In Its Charter)

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AltC Acquisition Corp. and Oklo Announce Filing of Registration Statement on Form S-4 in Connection with Proposed Business Combination

NEW YORK and SANTA CLARA, Calif. – September 27, 2023 — AltC Acquisition Corp. (“AltC”) (NYSE: ALCC), a special purpose acquisition company, and Oklo Inc. (“Oklo” or the “Company”), an advanced fission power and nuclear fuel recycling company, today announced the filing of a registration statement on Form S-4 (the “Registration Statement”) with the U.S. Securities and Exchange Commission ("SEC") on September 27, 2023.

The Registration Statement contains a preliminary proxy statement/prospectus/consent solicitation statement in connection with the proposed business combination between Oklo and AltC (the “transaction”). While the Registration Statement has not yet become effective and the information contained therein is subject to change, it provides important information about Oklo, AltC, and the transaction.

As announced on July 11, 2023, Oklo intends to go public through the proposed transaction. Upon closing this transaction will result in Oklo being the first publicly traded advanced fission company focused on selling clean, reliable energy directly to customers and nuclear fuel recycling services to the U.S. market.

Since announcing the proposed transaction with AltC, Oklo has announced its tentative selection as the contractor awardee to provide power and heat to the Eielson Air Force Base in Alaska and the signing of a new Memorandum of Understanding with Centrus Energy Corp. (“Centrus”). Under this new Memorandum of Understanding, Oklo and Centrus intend to enter into definitive agreements on a broad scope of collaboration activities supporting the development and operation of Oklo’s Aurora powerhouses, including collaboration related to supply of HALEU and Centrus’ purchase of power from Oklo to power its HALEU Production Facility. Additionally, Oklo appointed Craig Bealmear, an experienced public energy company executive, as CFO.

The transaction is currently expected to close in late 2023 or early 2024 and is subject to approval by AltC shareholders, the Registration Statement being declared effective by the SEC, and other customary closing conditions. Upon completion of the transaction, the combined company will operate as Oklo and is expected to be listed on the New York Stock Exchange under the ticker “OKLO.”

About Oklo Inc.: Oklo Inc. is developing fast fission power plants to provide clean, reliable, and affordable energy at scale. Oklo received a site use permit from the U.S. Department of Energy, was awarded fuel material from Idaho National Laboratory, submitted the first advanced fission custom combined license application to the Nuclear Regulatory Commission (“NRC”), and is developing advanced fuel recycling technologies in collaboration with the U.S. Department of Energy and U.S. national laboratories.

About AltC Acquisition Corp.

AltC Acquisition Corp. was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

Additional Information About the Business Combination and Where to Find It

On September 14, 2023, AltC filed a definitive proxy statement (the “Extension Proxy Statement”) with the SEC in connection with its solicitation of proxies for a special meeting of AltC’s shareholders (the “Special Meeting”), which further describes the proposal to amend AltC’s amended and restated certificate of incorporation, in the form set forth in Annex A to the Extension Proxy Statement, to extend the date by which AltC must consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses, which we refer to as a “business combination” from October 12, 2023 to July 12, 2024.

In addition, the proposed transaction will be submitted to shareholders of AltC for their consideration. AltC has filed the Registration Statement with the SEC, which includes a preliminary proxy statement/prospectus/consent solicitation statement to be distributed to AltC’s shareholders in connection with AltC’s solicitation for proxies for the vote by AltC’s shareholders in connection with the proposed transaction and other matters described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to Oklo’s shareholders in connection with the completion of the proposed transaction. After the Registration Statement has been declared effective, AltC will mail a definitive proxy statement/prospectus/consent solicitation statement and other relevant documents to its shareholders as of the record date established for voting on the proposed transaction. AltC’s shareholders and other interested persons are advised to read the preliminary proxy statement/prospectus/consent solicitation statement and any amendments thereto and, once available, the definitive proxy statement/prospectus/consent solicitation statement, in connection with AltC’s solicitation of proxies for its special meeting of shareholders to be held to approve, among other things, the proposed transaction, as well as other documents filed with the SEC by AltC in connection with the proposed transaction (the “proposed transaction Special Meeting”), as these documents contain and will contain important information about AltC, Oklo and the proposed transaction.

Shareholders may obtain a copy of the Extension Proxy Statement, the preliminary proxy statement/prospectus/consent solicitation statement and, once available, the definitive proxy statement/prospectus/consent solicitation statement, as well as other documents filed by AltC with the SEC, without charge, at the SEC’s website located at www.sec.gov or by directing a written request to AltC Acquisition Corp., 640 Fifth Avenue, 12th Floor, New York, NY 10019.

Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “goal,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. We have based these forward looking statements on our current expectations and projections about future events. These forward-looking statements include, but are not limited to, statements regarding, the proposed transaction between AltC and Oklo, including with respect to the timing of its closing and the listing of the combined company’s shares on the New York Stock Exchange, the amount of redemptions by AltC’s shareholders, the amount of cash and cash equivalents held by the combined company after closing, the competitive environment in which Oklo will operate following the proposed transaction, the belief that Oklo will be the first publicly traded advanced fission company focused on selling reliable, commercial-scale energy directly to customers and nuclear fuel recycling services to the U.S. market, the operations of the combined company, expectations for the collaborative programs memorialized in the Memorandum of Understanding between Centrus and Oklo, including with respect to the supply of HALEU to Oklo and any of the other components of the collaboration, Centrus’ purchase of electricity from Oklo, the deployment and capabilities of Oklo’s powerhouses in southern Ohio, and statements regarding the U.S. Air Force’s pilot micro-reactor program and Oklo’s potential selection for such program. These forward-looking statements are based on information available to us as of the date of this communication and represent management’s current views and assumptions. Forward-looking statements are not guarantees of future performance, events or results and involve known and unknown risks, uncertainties and other factors, which may be beyond our control.

These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of Oklo’s and, in certain cases, AltC’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Oklo and AltC. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about Oklo, AltC or the proposed transaction that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such risks and uncertainties, include risks related to the deployment of Oklo’s powerhouses, including those that affect the success of each of the potential deployments at Eielson Air Force Base and with Centrus; the risks that Centrus is the future is unable or unwilling to proceed with the collaboration programs discussed herein; the risk that Oklo and Centrus do not ever enter into any definitive agreements relating to the purchase and sale of electricity or for any of the other related activities noted in this communication; risks relating to Oklo’s final selection for the U.S Air Force’s pilot program herein; risks relating to the safety and licensing of Oklo’s technology; the risks that the United States Department of Defense or the United States Air Force in the future is unable or unwilling to proceed with the pilot program; the risk that Oklo and the Defense Logistics Agency Energy do not ever enter into any definitive agreements relating to the purchase and sale of electricity or heat for the activities discussed herein; the risk that Oklo is pursuing an emerging market, with no commercial project operating, regulatory uncertainties; the potential need for financing to construct plants, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed transaction or that the approval of the shareholders of AltC or Oklo is not obtained and the risk that there are significant redemptions by AltC’s shareholders; the outcome of any legal proceedings that may be instituted against Oklo’s or AltC following announcement of the proposed transaction; failure to realize the anticipated benefits of the proposed transaction; risks relating to the uncertainty of the projected financial information with respect to Oklo; the amount of actual transaction expenses incurred by AltC and Oklo; the effects of competition; changes in applicable laws or regulations; the outcome of any government and regulatory proceedings, investigations and inquiries; the impact of the global COVID-19 pandemic on Oklo, AltC, the combined company’s projected results of operations, financial performance or other financial metrics, or on any of the foregoing risks; and the risks noted under the heading “Risk Factors” in the Registration Statement filed by AltC on September 27, 2023, as it may be amended from time to time; and other documents filed, or to be filed, with the SEC. If any of these risks materialize or Oklo’s or AltC’s assumptions prove incorrect, actual results could differ materially from the results implied by the forward-looking statements. There may be additional risks that AltC and Oklo do not presently know or that AltC and Oklo currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Oklo’s and AltC’s expectations, plans or forecasts of future events and views as of the date of this communication. Oklo and AltC anticipate that subsequent events and developments will cause such assessments to change. However, while Oklo and/or AltC may elect to update these forward-looking statements at some point in the future, Oklo and AltC specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements. An investment in AltC is not an investment in any of AltC’s founders’ or sponsors’ past investments or companies or any funds affiliated with any of the foregoing. The historical results of these investments are not indicative of future performance of AltC, which may differ materially from the performance of the founders or sponsors past investments, companies or affiliated funds.

Participants in the Solicitation

AltC, Oklo and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitation of proxies from AltC’s shareholders in connection with the proposed transaction Special Meeting. In addition, AltC and certain of its directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitation of AltC’s shareholders in connection with the Special Meeting. Information regarding persons such persons who may, under SEC rules, be deemed participants in the solicitation of AltC’s shareholders in connection with the Special Meeting and the proposed transaction Special Meeting, is set forth in the Extension Proxy Statement and the preliminary proxy statement/prospectus/consent solicitation statement, respectively. You can find more information about AltC’s directors and executive officers in the Registration Statement, as it may be amended from time to time. Additional information regarding the participants in each of the proxy solicitations and a description of their direct and indirect interests is included in the Extension Proxy Statement and the preliminary proxy statement/prospectus/consent solicitation statement, respectively. Shareholders, potential investors and other interested persons should read the Extension Proxy Statement and the preliminary proxy statement/prospectus/consent solicitation statement and any amendments thereto carefully before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This communication is not, and under no circumstances is to be construed as, a prospectus, an advertisement or a public offering of the securities described herein in the United States or any other jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or exemptions therefrom. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Media Contacts

Christina Stenson / Michael Landau
Gladstone Place Partners
(212) 230-5930

Bonita Chester
Oklo Inc.
Director of Communications and Media
media@oklo.com

Investor Contact

Caldwell Bailey / Eduardo Royes
ICR, Inc.
OkloIR@icrinc.com